                    General American Life Insurance Company

                               Power of Attorney

                                 Lisa M. Weber
    Chairman of the Board, President and Chief Executive Officer; Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of the Board, President and Chief Executive Officer and Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Lisa M. Weber
                                                  ------------------------------
                                                  Lisa M. Weber

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                              Michael K. Farrell
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Michael K. Farrell
                                                  ------------------------------
                                                  Michael K. Farrell

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                             Leland C. Launer, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Leland C. Launer, Jr.
                                                  ------------------------------
                                                  Leland C. Launer, Jr.

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                               James L. Lipscomb
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ James L. Lipscomb
                                                  ------------------------------
                                                  James L. Lipscomb

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                               Catherine A. Rein
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Catherine A. Rein
                                                  ------------------------------
                                                  Catherine A. Rein

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                               Stanley J. Talbi
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Stanley J. Talbi
                                                  ------------------------------
                                                  Stanley J. Talbi

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                               Michael J. Vietri
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Michael J. Vietri
                                                  ------------------------------
                                                  Michael J. Vietri

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                              William J. Wheeler
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ William J. Wheeler
                                                  ------------------------------
                                                  William J. Wheeler

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                             Anthony J. Williamson
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of April, 2006.


                                                  /s/ Anthony J. Williamson
                                                  ------------------------------
                                                  Anthony J. Williamson

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                           Joseph J. Prochaska, Jr.
              Senior Vice President and Chief Accounting Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.


                                                  /s/ Joseph J. Prochaska, Jr.
                                                  ------------------------------
                                                  Joseph J. Prochaska, Jr.

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................

                    General American Life Insurance Company

                               Power of Attorney

                               Kenneth J. Eiger
                     Assistant Vice President and Actuary

   KNOW ALL MEN BY THESE PRESENTS, that I, Assistant Vice President and Actuary of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed in the attached Appendix A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of May, 2006.


                                                  /s/ Kenneth J. Eiger
                                                  -----------------------------
                                                  Kenneth J. Eiger

APPENDIX A

MetLife Investors Insurance Company
(formerly, Cova Financial Services Life Insurance Company)

MetLife Investors Variable Annuity Account One (CIK No. 0000815915)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA VA SPDA........................ 033-14979 MetLife Investors Insurance Company  Form N-4
Individual Single Purchase Payment               & MetLife Investors Variable
  Deferred Annuity                               Annuity Account One 811- 05200....
Series A............................ 333-90405 MetLife Investors Insurance Company  Form N-4
Individual Fixed and Variable                    & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
COVA VA,............................ 033-39100                                      Form N-4
Firstar Summit, Premier Advisor,
  Destiny Select, Prevail                      MetLife Investors Insurance Company
  Individual Fixed and Variable                  & MetLife Investors Variable
  Annuity                                        Annuity Account One 811- 05200....
Navigator-Select, Russell-Select,    333-34741 MetLife Investors Insurance Company  Form N-4
  Custom-Select Individual Fixed                 & MetLife Investors Variable
  and Variable Annuity..............             Annuity Account One 811- 05200....
Class XC............................ 333-51950 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class VA, Class AA and Class B...... 333-50540 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class L............................. 333-52272 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....
Class A............................. 333-54358 MetLife Investors Insurance Company  Form N-4
Flexible Premium Individual & Group              & MetLife Investors Variable
  Variable Annuity                               Annuity Account One 811- 05200....
Class C............................. 333-59864 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      & MetLife Investors Variable
  Deferred Variable Annuity                      Annuity Account One 811- 05200....

MetLife Investors Variable Life Account One (CIK No. 0001029031)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-17963 MetLife Investors Insurance Company  Form S-6
  Life..............................             & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Custom Select, Russell Select....... 333-83165 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    & MetLife Investors Variable Life
  Survivor Variable Life                         Account One 811-07971.............
Custom Select, Russell Select....... 333-83197 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   & MetLife Investors Variable Life
                                                 Account One 811-07971.............
Class Variable Universal Life and    333-69522 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life........             & MetLife Investors Variable Life
Flexible Premium Joint & Last                    Account One 811-07971.............
  Survivor Variable Life / Single
  Life Variable Life

MetLife Investors Insurance Company of California
(formerly, Cova Financial Life Insurance Company)

MetLife Investors Variable Annuity Account Five (CIK No. 0000890157)

                                     SEC File
Name                                 No.       Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
COVA................................ 033-50174 MetLife Investors Insurance Company  Form N-4
Variable Annuity, Premier Advisor                of California & MetLife Investors
  Individual Variable Annuity                    Variable Annuity Account Five
                                                 811-07060.........................
Navigator-Select, Custom- Select,    333-34817 MetLife Investors Insurance Company  Form N-4
  Russell-Select....................             of California & MetLife Investors
Individual Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Series A............................ 333-90407 MetLife Investors Insurance Company  Form N-4
Individual Varaible Annuity                      of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class VA, Class AA and Class B...... 333-54016 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class XC............................ 333-54074 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class L............................. 333-54036 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium Deferred             of California & MetLife Investors
                                                 Variable Annuity Account Five
                                                 811-07060.........................
Class A............................. 333-54386 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................
Class C............................. 333-59868 MetLife Investors Insurance Company  Form N-4
Individual Flexible Premium                      of California & MetLife Investors
  Deferred Variable Annuity                      Variable Annuity Account Five
                                                 811-07060.........................

MetLife Investors Variable Life Account Five (CIK No. 0001047506)

                                     SEC File
Name                                 No        Issuer & Separate Account            Form
----                                 --------- -----------------------------------  --------
Modified Single Premium Variable     333-37559 MetLife Investors Insurance Company  Form S-6
  Life..............................             of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select , Russell Select...... 333-83183 MetLife Investors Insurance Company  Form S-6
Flexible Premium Variable Life                   of California & MetLife Investors
                                                 Variable Life Account Five
                                                 811-08433.........................
Custom Select, Russell Select....... 333-83203 MetLife Investors Insurance Company  Form S-6
Flexible Premium Joint & Last                    of California & MetLife Investors
  Survivor Variable Life                         Variable Life Account Five
                                                 811-08433.........................
Class Variable Universal Life and    333-69852 MetLife Investors Insurance Company  Form N-6
  Class Variable Single Life /......             of California & MetLife Investors
Flexible Premium Joint & Last                    Variable Life Account Five
  Survivor Variable Life / Single                811-08433.........................
  Life Variable Life

First MetLife Investors Insurance Company
(formerly, First Cova Life Insurance Company)

First MetLife Investors Variable Annuity Account One (CIK No. 0000917952)

                                     SEC File
Name                                 No.       Issuer & Sep. Acct.                  Form
----                                 --------- -----------------------------------  --------
Class VA, Class AA and Class B,      033-74174                                      Form N-4
  First COVA VA, Custom Select,                First MetLife Investors Insurance
  Russell Select, Group &                        Company & First MetLife Investors
  Individual Flexible Premium                    Variable Annuity Account One
  Variable Annuity..................             811-08306.........................
Class A............................. 333-96775 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class VA, Class AA and Class B...... 333-96773 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class XC............................ 333-96777 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class L............................. 333-96785 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................
Class C............................. 333-96795 First MetLife Investors Insurance    Form N-4
Individual Variable Annuity                      Company & First MetLife Investors
                                                 Variable Annuity Account One
                                                 811-08306.........................